UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/11

Item 1.  Reports to Stockholders.

Institutional Short Duration
Government Bond Fund

TWSGX

Annual Report

December 31, 2011

Advised by:

BBW Capital Advisors

1743 Wazee Street, Suite 250

Denver, CO 80202

(303) 573-1212

Subadvised by:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Tel. (855) 881-2380

www.TransWesternFunds.com

Dear Shareholders:

We are pleased to present you with the annual report for the TransWestern Institutional Short Duration Government Bond Fund (TWSGX) as we celebrate its one year anniversary.  This report covers the period of January 3, 2011 – the start of the Fund’s operations – through December 31, 2011, the end of the Fund’s fiscal year.

As you are all too aware, the market conditions have challenged community bankers as almost never before when it comes to maintaining margins.  We designed the Fund to provide you with a tool to fight this compression, and are extremely pleased to see so many of you taking advantage of it.  We are also pleased to report that the Fund’s performance has been so strong in these uncertain markets, and wish to acknowledge the efforts of the sub-advisor, Loomis Sayles, in delivering such returns.

Market Conditions:

Projections in late 2010 for strong global growth in 2011 were frequently pared back, as negative news outweighed upbeat reports.   Then in the first quarter of 2011, an earthquake, tsunami and partial nuclear reactor meltdown in Japan disrupted auto and technology sector supply chains worldwide, as the country dealt with catastrophic losses of life, property and productivity.  This, coupled with political upheaval in the Middle East, caused a flight to quality and spikes in oil prices.  Domestically, orderly political dissatisfaction emerged, as the United States approached its debt ceiling and Congress reached a last-minute agreement to raise the limit.  This controversial process was followed by Standard & Poor’s downgrade of the United States’ long-term credit rating.  Despite the downgrade, investors worldwide sought U.S. Treasuries, fueling a historic rally in the asset class that indicated U.S. debt remains among the world’s choices for relative safe-haven assets.  While the unfolding of the European sovereign crisis contributed to volatility throughout the year, markets bounced back as the period came to a close on optimism spawning from developments out of the December Summit and maybe more importantly the European Central Bank decision to offer three year loans to banks.  Domestically, recent economic data releases surprised mostly to the upside, and along with the Fed signaling a willingness to engage in another round of easing if necessary, momentum at least for the time being has shifted to a firmer tone.

Explanation of Fund Performance:

Throughout the year the Fund maintained a significant overweight to agency mortgage-backed securities (MBS), which as a sector contributed the most to total return.  We found the sector to be attractive relative to Treasuries, and Fund holdings during the period were able to outgain Treasuries on a duration matched basis.  In particular, we were able to identify bonds with favorable prepayment profiles and relative yield advantages, which have thus far benefitted returns.  On a relative basis, the average duration of the Fund’s MBS holdings remained about a year shorter than the corresponding MBS holdings of the Benchmark over the period.

Earlier in the year the Fund and the Benchmark had a similar weighting to U.S. Treasury Bills.  During 2011, the Funds exposure to Treasury Bills was pared back, and at year end the Fund had no exposure to this sector.  Yields on these short duration Treasuries remain anchored near zero.  The total return of Treasury Bills held by both the Fund and the Benchmark were meager during the year.  On a relative basis however, our substantial underweight to this poorly performing segment of Treasuries proved beneficial to excess returns.

Outlook:

We expect the Federal Reserve Board to maintain its current interest rate policy well into 2012.  In the intermediate term, we expect a gradual increase in market interest rates, if measured economic growth persists, as anticipated.  Recent economic data has been somewhat encouraging for the U.S. growth outlook.  A big question is whether recent momentum in the U.S. economy will carry through into 2012.  It has begun to look more likely, although there may be some deceleration along the way depending on developing headlines out of Europe.  We expect the Fund’s government-sponsored enterprise (GSE) mortgage positions to benefit from a relatively stable interest rate environment.  We will continue to look for opportunities to take advantage of a flattening yield curve (a curve that shows the relationship between bond yields across the maturity spectrum) and intend to focus on income, rather than price appreciation.  We believe GSEs will continue to offer modest yield advantages with strong credit quality.

As the Advisor to the Fund, we are pleased to have created a product that is so suitable to the needs of community banks in this environment.  The fiscal and monetary policies, as well as global economic conditions, are presenting challenges to maintaining net interest margins not faced in several decades.  We are happy that the TWSGX Fund can be of help to you as you work through this period, and look forward to growing together.  Thank you for the commitment and confidence shown by your investment in the TransWestern Fund.   We look forward to reporting to you again in six months, and to hearing from you any time between now and then.

Cordially,

Kendrik de Koning

Managing Director

BBW Capital Advisors, LLC

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2011

The fund's performance figures* for the period ending December 31, 2011, compared to its benchmarks:

Since Inception **
TransWestern Institutional Short Duration Government Bond Fund	2.90%
Barclays Capital Mortgage Backed Securities Index ***	6.32%
Barclays Capital Short Treasury Index ****	0.22%
Blended Benchmark Index *****	3.27%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-881-2380

** Inception date is January 3, 2011.

*** The Barclays Capital Mortgage Backed Securities Index measures the performance of investment grade fixed-rate mortgage-backed pass through securities of Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corp. ("FHLMC").   The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

**** The Barclays Capital Short Treasury Index measures the performance of United States Treasury Securities with a remaining maturity between 1 to 12 months. The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

***** The Blended Benchmark Index represents a blend of 50% Barclays Capital Short Treasury Index and 50% Barclay's Capital Mortgage Backed Securities.  The index is unmanaged and its results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

Holdings By Sector	% of Net Assets
U.S Government Agency Obligations	95.0%
Other, Cash & Cash Equivalents	5.0%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2011

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	U.S GOVERNMENT AGENCIES - 95.0%
	FEDERAL HOME LOAN MORTGAGE CORP. - 46.7% (a)
215,000	FHLMC Multifamily Structured Pass Through Certificates (b)	2.4120	8/25/2018	$ 218,259
500,000	FHLMC Multifamily Structured Pass Through Certificates (b)	2.6990	5/25/2018	514,083
1,085,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.1540	2/25/2018	1,142,603
538,000	FHLMC Multifamily Structured Pass Through Certificates (b,c)	3.9740	1/25/2021	591,512
945,000	FHLMC Multifamily Structured Pass Through Certificates (b)	3.9890	6/25/2046	1,044,381
2,804,796	Freddie Mac Gold Pool	4.5000	5/1/2031	3,000,050
454,471	Freddie Mac Gold Pool	4.5000	2/1/2041	483,657
5,184,014	Freddie Mac Gold Pool	4.5000	6/1/2041	5,516,931
1,400,745	Freddie Mac Gold Pool	5.0000	10/1/2038	1,509,513
978,571	Freddie Mac Gold Pool	5.0000	5/1/2041	1,054,138
629,770	Freddie Mac Gold Pool	5.5000	6/1/2038	683,729
549,345	Freddie Mac Non Gold Pool (c)	2.3820	4/1/2036	576,417
1,342,150	Freddie Mac Non Gold Pool (c)	2.4430	2/1/2036	1,408,734
1,222,966	Freddie Mac Non Gold Pool (c)	2.4580	5/1/2037	1,290,327
612,777	Freddie Mac Non Gold Pool (c)	2.4790	4/1/2035	644,010
882,075	Freddie Mac Non Gold Pool (c)	2.5290	9/1/2035	933,579
1,070,450	Freddie Mac Non Gold Pool (c)	3.2950	11/1/2036	1,126,970
876,902	Freddie Mac Non Gold Pool (c)	3.9440	4/1/2037	925,105
752,977	Freddie Mac Non Gold Pool (c)	5.2710	12/1/2037	769,789
2,872,648	Freddie Mac Non Gold Pool (c)	5.3320	11/1/2038	3,075,572
609,731	Freddie Mac Non Gold Pool (c)	5.4720	4/1/2037	645,504
911,719	Freddie Mac Non Gold Pool (c)	5.6770	9/1/2038	936,495
412,384	Freddie Mac Non Gold Pool (c)	5.9320	6/1/2037	433,102
1,502,279	Freddie Mac REMICS (b,c)	0.4283	4/15/2018	1,498,538
951,918	Freddie Mac REMICS (b,c)	0.4783	10/15/2017	950,376
867,106	Freddie Mac REMICS (b,c)	0.5183	5/15/2036	864,444
2,197,893	Freddie Mac REMICS (b,c)	0.5783	6/15/2018	2,202,685
2,059,927	Freddie Mac REMICS (b,c)	0.6283	1/15/2031	2,062,069
837,914	Freddie Mac REMICS (b,c)	0.6683	8/15/2035	837,588
1,000,000	Freddie Mac REMICS (b)	4.0000	2/15/2020	1,085,040
1,000,000	Freddie Mac REMICS (b)	5.0000	10/15/2019	1,090,860
1,534,406	Freddie Mac REMICS (b,c)	5.3293	6/15/2048	1,544,621
1,323,794	Freddie Mac REMICS (b)	5.5000	12/15/2033	1,393,558
526,362	Freddie Mac REMICS (b)	6.0000	2/15/2029	540,979
				42,595,218
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 44.5% (a)
3,125,000	Fannie Mae TBA (d)	3.0000	1/1/2027	3,227,531
759,114	Fannie Mae Pool (c)	1.8980	8/1/2035	793,532
1,048,227	Fannie Mae Pool (c)	1.9330	1/1/2035	1,099,936
448,770	Fannie Mae Pool (c)	1.9880	7/1/2035	470,939
1,071,746	Fannie Mae Pool (c)	2.3470	8/1/2035	1,131,507
1,394,669	Fannie Mae Pool (c)	2.3470	8/1/2035	1,472,826
895,421	Fannie Mae Pool (c)	2.3720	9/1/2034	939,521
213,226	Fannie Mae Pool (c)	2.3910	6/1/2036	223,985
1,302,528	Fannie Mae Pool (c)	2.4450	4/1/2033	1,367,850
1,053,051	Fannie Mae Pool (c)	2.5370	6/1/2033	1,106,851
276,999	Fannie Mae Pool (c)	2.5680	8/1/2033	291,835

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 2011

Principal Amount ($)		Coupon Rate (%)	Maturity	Market Value
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 44.5% (a) (continued)
257,579	Fannie Mae Pool (c)	2.9670	11/1/2035	$ 274,706
3,125,000	Fannie Mae Pool	3.0000	12/1/2026	3,232,844
1,600,000	Fannie Mae Pool	3.0000	1/1/2027	1,655,132
656,247	Fannie Mae Pool (c)	3.2230	6/1/2035	699,008
1,075,076	Fannie Mae Pool (c)	3.2270	8/1/2036	1,139,182
1,586,824	Fannie Mae Pool (c)	3.2710	1/1/2036	1,661,230
2,296,285	Fannie Mae Pool (c)	3.5210	7/1/2037	2,437,414
346,804	Fannie Mae Pool	4.5000	2/1/2023	370,099
2,808,658	Fannie Mae Pool	4.5000	6/1/2038	3,001,416
1,087,946	Fannie Mae Pool	5.0000	7/1/2035	1,175,994
836,041	Fannie Mae Pool	5.0000	7/1/2037	903,902
385,192	Fannie Mae Pool	5.0000	6/1/2040	418,769
425,770	Fannie Mae Pool	5.0000	6/1/2040	462,885
479,442	Fannie Mae Pool (c)	5.4350	6/1/2037	510,223
388,523	Fannie Mae Pool	5.5000	3/1/2037	423,432
341,204	Fannie Mae Pool	5.5000	7/1/2037	371,861
351,028	Fannie Mae Pool	5.5000	10/1/2037	382,568
381,959	Fannie Mae Pool	5.5000	11/1/2037	416,278
428,871	Fannie Mae Pool	5.5000	2/1/2038	467,332
777,800	Fannie Mae Pool	5.5000	5/1/2038	847,552
2,041,389	Fannie Mae Pool (c)	5.7860	9/1/2037	2,194,984
2,443,838	Fannie Mae REMICS (b,c)	0.4936	1/25/2037	2,447,748
121,046	Fannie Mae REMICS (b,c)	0.5346	11/17/2029	121,109
859,057	Fannie Mae REMICS (b,c)	0.5436	9/25/2033	859,573
499,310	Fannie Mae REMICS (b,c)	0.6936	10/25/2017	500,483
1,438,154	Fannie Mae REMICS (b,c)	4.9862	8/25/2038	1,468,558
				40,570,595
	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.8%
3,002,367	Government National Mortgage Association (b)	0.5326	12/16/2028	3,006,000
481,964	Government National Mortgage Association (b)	0.5849	2/20/2034	482,053
				3,488,053

	TOTAL U.S GOVERNMENT AGENCIES (Cost - $86,021,995)			86,653,866

	TOTAL INVESTMENTS - 95.0% (Cost - $86,021,995) (e)			$ 86,653,866
	ASSETS LESS OTHER LIABILITIES - 5.0%			4,531,970
	NET ASSETS - 100.0%			$ 91,185,836

(a)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
	The Federal National Mortgage Association and Federal Home Loan Mortgage Corporation currently operate under a
	federal conservatorship.
(b)	Collateralized mortgage obligation (CMO).
(c)	Variable rate security - interest rate subject to periodic change.
(d)	Purchased on a forward commitment basis. Maturity dates are yet to be declared.
(e)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $86,021,995 and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:		$ 792,196
		Unrealized Depreciation:		(160,325)
		Net Unrealized Appreciation:		$ 631,871

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS
Investment securities:
At cost	$ 86,021,995
At value	$ 86,653,866
Cash	7,512,862
Receivable for securities sold	64,377
Dividends and interest receivable	248,101
Prepaid expenses	549
TOTAL ASSETS	94,479,755

LIABILITIES
Payable for investments purchased	3,189,544
Investment advisory fees payable	25,325
Fees payable to other affiliates	8,397
Distributions Payable	41,278
Distribution (12b-1) fees payable	7,621
Accrued expenses and other liabilities	21,754
TOTAL LIABILITIES	3,293,919
NET ASSETS	$ 91,185,836

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	90,597,284
Accumulated net realized loss from investments	(43,319)
Net unrealized appreciation on investments	631,871
NET ASSETS	$ 91,185,836

Net Asset Value Per Share:
Shares of beneficial interest outstanding	9,009,406
Net asset value (Net Assets divided by Shares Outstanding)
and redemption price per share (a)	$ 10.12

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of .25%.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENT OF OPERATIONS
For the Period Ended December 31, 2011 (a)

INVESTMENT INCOME
Interest	$ 992,800

EXPENSES
Investment advisory fees	241,911
Administrative services fees	42,750
Distribution (12b-1) fees	53,758
Professional fees	28,942
Accounting services fees	27,749
Offering costs	21,340
Transfer agent fees	16,001
Compliance officer fees	15,126
Custodian fees	6,733
Printing and postage expenses	6,191
Trustees' fees and expenses	5,050
Insurance expense	769
Registration fees	466
Other expenses	2,622
TOTAL EXPENSES	469,408
Fees waived by the Advisor	(119,515)
NET EXPENSES	349,893

NET INVESTMENT INCOME	642,907

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investments transactions	392,774
Net change in unrealized appreciation from investments transactions	631,871
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,024,645

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,667,552

(a)	TransWestern Institutional Short Duration Government Bond Fund commenced operations on January 3, 2011.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

For the Period Ended
December 31, 2011 (a)
FROM OPERATIONS
Net investment income	$ 642,907
Net realized gain from investment transactions	392,774
Net change in unrealized appreciation on investments	631,871
Net increase in net assets resulting from operations	1,667,552

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(914,047)
From net realized gains	(192,011)
Net decrease in net assets from distributions to shareholders	(1,106,058)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	122,200,010
Net asset value of shares issued in
reinvestment of distributions to shareholders	709,883
Payments for shares redeemed	(32,285,551)
Net increase in net assets from shares of beneficial interest	90,624,342

TOTAL INCREASE IN NET ASSETS	91,185,836

NET ASSETS
Beginning of Period	-
End of Period *	$ 91,185,836
* Undistributed investment income net:	$ -

SHARE ACTIVITY
Shares Sold	12,126,652
Shares Reinvested	70,189
Shares Redeemed	(3,187,435)
Net increase in shares of beneficial interest outstanding	9,009,406

(a)	TransWestern Institutional Short Duration Government Bond Fund commenced operations on January 3, 2011.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

		Period Ended
		December 31, 2011 (1)
Net Asset Value, Beginning of Period		$ 10.00
Income (loss) from investment operations:
	Net investment income (2)	0.12
	Net realized and unrealized
	gain on investments	0.17
Total from investment operations		0.29

Less distributions from:
	Net investment income	(0.15)
	Net realized gains	(0.02)
Total from distributions		(0.17)

Net Asset Value, End of Period		$ 10.12

Total return (3,4)		2.90%

	Net assets, end of period (000s)	$ 91,186

	Ratio of gross expenses to average net assets (5)	0.87%

	Ratio of net expenses to average net assets (5)	0.65%

	Ratio of net investment income to average net assets (5)	1.19%

	Portfolio Turnover Rate (3)	103%

(1)	The TransWestern Institutional Short Duration Government Fund commenced operations on January 3, 2011.
(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Not annualized.
(4)	Total return shown assumes reinvestment of distributions.
(5)	Annualized.

See accompanying notes to financial statements.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2011

1.

ORGANIZATION

The TransWestern Institutional Short Duration Government Bond Fund (the “Fund”) is a separate diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective seeks to provide income consistent with liquidity, and limited credit and interest rate risk. The Fund commenced operations on January 3, 2011 and is offered at net asset value without a sales charge.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2011 for the Fund’s investments measured at fair value:

Investments *	Level 1	Level 2	Level 3	Total
U.S. Government Agency Securities	$ -	$ 86,653,866	$ -	$ 86,653,866

There were no significant transfers into and out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

* Refer to the Portfolio of Investments for industry classification.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income are declared daily and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2011. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

3.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2011, cost of purchases and proceeds from sales of U.S. government securities, other than short-term investments, amounted to $130,573,520 and $44,636,876, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. BBW Capital Advisors serves as the Fund’s Investment Advisor (the “Advisor”) and Loomis, Syles & Company, L.P. serves and the Fund’s Sub-Advisor (the “Sub-Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of .45% of the Fund’s average daily net assets. Subject to the authority of the Board of Trustees and oversight by the advisor, the Sub-Advisor is responsible for day-to-day execution of the Fund' strategy and management of the Fund's investment portfolio according to the Fund's investment objective, policies and restrictions. The Sub-Advisor is paid by the advisor, not the Fund.

Pursuant to a Expense Limitation Agreement (the “Expense Limitation Agreement”), the Advisor has contractually agreed, at least until December 31, 2013, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed .65% per annum of the Fund’s average daily net assets. During the period ended December 31, 2011 the Advisor waived fees of $119,515.

If the Advisor waives any fee or reimburses any expense pursuant to the Expense Limitation Agreement, and the Fund's Operating Expenses are subsequently less than .65% of average daily net assets, the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed .65% of average daily net assets. If Fund Operating Expenses subsequently exceed .65% per annum of the Fund's average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Expense Limitation Agreement (or any similar agreement). As of December 31, 2011 there was $119,515 of fee waivers subject to recapture by the Advisor through December 31, 2014.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan the Fund pays the Fund’s advisor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. However the Fund’s Board has only authorized distribution and shareholder servicing expenses of up to 0.10% of the Fund’s average daily net assets during the Fund’s first year of operations. During the period ended December 31, 2011, pursuant to the Plan, the Advisor received $53,758 in payments.

Effective July 1, 2011, with the approval of the Board, each Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.    GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, GemCom receives customary fees from the Fund.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of .25% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended December 31, 2011, the Fund assessed $0 in redemption fees.

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following period was as follows:

Fiscal Year Ended
December 31, 2011
Ordinary Income	$ 1,106,058
Long-Term Capital Gain	-
$ 1,106,058

As of December 31, 2011, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (43,319)	$ 631,871	$ 588,552

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such capital losses of $43,319.

Permanent book and tax differences primarily attributable to non-deductible expenses and adjustments for paydowns, resulted in reclassification as of December 31, 2011 as follows: a decrease in paid in capital of $27,058; an increase in accumulated net investment income of $271,140 and a decrease in accumulated net realized gain on investments of $244,082.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

TransWestern Institutional Short Duration Government Bond Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

7. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

TransWestern Institutional Short Duration Government Bond Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TransWestern Institutional Short Duration Government Bond Fund, a series of the Northern Lights Fund Trust (the “Fund”) as of December 31, 2011, and the related statements of operations and changes in net assets, and the financial highlights for the period January 3, 2011 (commencement of operations), through December 31, 2011.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and broker or by other appropriate auditing procedures where the reply from broker was not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TransWestern Institutional Short Duration Government Bond Fund as of December 31, 2011, and the results of its operations, changes in its net assets, and the financial highlights for the period January 3, 2011 (commencement of operations), through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 28, 2012

TransWestern Institutional Short Duration Government Bond Fund

EXPENSE EXAMPLES (Unaudited)

December 31, 2011

As a shareholder of the TransWestern Institutional Short Duration Government Bond Fund (“TransWestern”), you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the TransWestern Institutional Short Duration Government Bond Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the TransWestern’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Annualized	Beginning	Ending	Expenses Paid
Expense	Account Value	Account Value	During Period *
Actual Ratio	7/1/2011	12/31/2011	7/1/2011 – 12/31/11
TransWestern 0.65%	$1,000.00	$1,017.90	$3.31

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period *
(5% return before expenses)	7/1/2011	12/31/2011	7/1/2011 – 12/31/11
TransWestern 0.65%	$1,000.00	$1,021.93	$3.31

*    Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

TransWestern Institutional Short Duration Government Bond Fund

APPROVAL OF ADVISORY AGREEMENT (Unaudited)

December 31, 2011

In connection with a meeting held on November 3, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons with respect to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between BBW Capital Advisors, LLC (“BBW” or the “Adviser”) and the Trust, on behalf TransWestern Institutional Short Duration Government Bond Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite, (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions, (c) the overall organization of the Adviser and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of BBW’s operations, the quality of BBW’s compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that BBW has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered BBW’s past performance of separately managed accounts. The Board concluded that the Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that BBW would charge a 0.45% annual advisory fee based on the average net assets of the Fund. The Trustees also considered the Adviser's contractual agreement to limit Fund expenses, at least until December 31, 2013, to 0.65%.The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by BBW in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by BBW from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and expected asset level, the Board was satisfied that BBW’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Approval of Sub-Advisory Agreement

In connection with a meeting held on November 3, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the separate sub-advisory agreement between BBW Capital Advisors, LLC (“BBW” or the “Adviser”) and Loomis, Sayles & Company, L.P. (“Loomis, Sayles” or the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement”). In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. These materials included: (a) information on the investment performance of the Sub-Adviser’s separately managed accounts, (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions, (c) the overall organization of the Sub-Adviser and (d) investment management staffing.

In its consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s operations, the quality of Sub-Adviser’s compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Sub-Adviser.  However, the Board, including the Independent Trustees, considered the Sub-Adviser’s past performance with its separately managed accounts. The Board concluded that the Sub-Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board then discussed the proposed fees to be paid to the Sub-Adviser and concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreement, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund, based on the materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for providing sub-advisory services to the Fund.  They also considered the profits to be realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that the Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structure is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreement.

TransWestern Institutional Short Duration Government Bond Fund

Trustees and Officers (Unaudited)

December 31, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	96

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	96	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)
John V. Palancia (1954)	Trustee Since 2011	Retired. Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	96

TransWestern Institutional Short Duration Government Bond Fund

Trustees and Officers (Unaudited) (Continued)

December 31, 2011

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	96	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

*     The term of office for each Trustee and officer listed above will continue indefinitely.

**   The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-760-0005.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-881-2380 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-881-2380.

INVESTMENT ADVISOR

BBW Capital Advisors

1743 Wazee Street, Suite 250

Denver, CO 80202

SUB-ADVISOR

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

41 South High St, Suite 1700

Columbus, OH 43215

TRANSFER AGENT

Gemini Fund Services, LLC
4020 South 147th Street, Suite 2

Omaha, NE  68137

CUSTODIAN

Union Bank, National Association

350 California Street, 6th Floor

San Francisco, California 94104

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $13,000

(b)

Audit-Related Fees

2011 -  None

(c)

Tax Fees

2011 - $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $2,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date  03/09/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date     03/09/2012

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

03/09/2012